                                                                     Exhibit 4.1


                                                               CUSIP 780275 10 3

                           ROYAL FINANCIAL CORPORATION

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                  COMMON STOCK

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

-------------------             [GRAPHIC OMITTED]            -------------------
      NUMBER                          ROYAL                        SHARES
                                    FINANCIAL
-------------------                CORPORATION               -------------------

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This
certifies
that

      SPECIMEN

is the owner of
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 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF
                           ROYAL FINANCIAL CORPORATION

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATE:

/s/ [ILLEGIBLE]                      Countersigned:
                                           SECURITIES TRANSFER CORPORATION
PRESIDENT                                  P.O. Box 701629
                   [SEAL OMITTED]          Dallas, Tx. 75370

/s/ [ILLEGIBLE]                         By:  VOID
                                           -------------------------------------
SECRETARY                                  TRANSFER AGENT - AUTHORIZED SIGNATURE

                           ROYAL FINANCIAL CORPORATION

                 TRANSFER FEE $15.00 PER NEW CERTIFICATE ISSUED

       A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND
          RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE
      CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

      The following abbreviations, when used In the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common              UNIF GIFT MIN ACT - .........Custodian..........
TEN ENT   - tenants by the entireties                             (Cust)               (Minor)
JT TEN    - as joint tenants with right of                        under Uniform Gifts to Minors
            survivorship and not as                               Act..........................
            tenants in common                                                (State)

     Additional abbreviations may also be used though not in the above list.

    For value received .................................. hereby sell, assign and transfer unto

Please Insert Social Security or other
    Identifying number of assignee

---------------------------------------

---------------------------------------  .......................................

 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint .............................................

 ................................................................................
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated ............, 19......

                                           Signature:

                                           X....................................

                                                         VOID
                                           X....................................

Signature Guarantee:

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THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.
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Signature(s) guaranteed by:


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